Exhibit 99.2
1 4th Quarter Fiscal 2010 Financial Results Conference Call Wednesday, November 10, 2010 4:30 p.m. ET

2 Safe Harbor Statement & Non-GAAP Financial Measures "Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company's most recent SEC filings including form 10-K for the fiscal year ended 9/30/09 The Company assumes no obligation to update the information in this presentation. Financial information in this presentation is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to- period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the reconciliations to GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure.

45% Increase in Non-GAAP Earnings Tax Benefit 0.0 0.5 0.5 Interest & Other Income 0.2 0.9 0.7 Minorities & Joint Venture Earnings (0.1) 0.4 0.5 Net Income attributable to Brooks $ 16.6 $ 24.2 $ 7.6 Non-Recurring Income & (Special Charges) (0.3) (0.2) 0.1 Operating Profit before Special Charges 16.8 22.6 5.8 Revenues $ 156.8 $ 181.6 $ 24.8 Q4 Change FY10 Q3 FY10 $millions Non-GAAP DEPS $0.26 $0.38 $0.12 GAAP DEPS $0.26 $0.38 $0.12 3 45% Increase in Non-GAAP Earnings 45% Increase in Non-GAAP Earnings 45% Increase in Non-GAAP Earnings

Margin Expansion continues SG&A Expense 21.2 24.6 (3.4) $ 22.6 $ 5.8 12.4% $ 16.8 10.7% Operating Profit before Special Charges R&D Expense 7.9 8.0 (0.1) 55.2 9.3 30.4% 45.9 29.3% Gross Profit % to sales Revenues $ 156.8 $ 181.6 $ 24.8 Q4 Change FY10 Q3 FY10 $millions 4

Revenue and Profits Waterfall Increased SG&A expense (3.0) GCO (Service) business growth 1.3 0.7 Increased engineering investments (0.1) $ 22.6 (0.4) 3.8 4.8 $ 16.8 Systems Solutions business growth 12.6 $ 181.6 10.9 $ 156.8 Critical Solutions business growth 4th Quarter Fiscal 2010 Stock compensation expense 3rd Quarter Fiscal 2010 Operating Profit Revenues (loss) before Special Charges 5

Fiscal Year Comparisons Operating Profit (loss) # (104.3) 49.5 153.8 Operating Expense # 122.8 116.8 6.0 $ 50.1 $ 153.0 8.4% $ (102.9) (47.1)% Adjusted Net Income (loss) # 147.8 166.3 28.0% 18.5 8.5% Gross Profit # % to sales Revenues $ 218.7 $ 593.0 $ 374.3 Fiscal Change 2010 Fiscal 2009 $millions Non-GAAP DEPS $(1.64) $0.78 $2.42 GAAP DEPS $(3.62) $0.92 $4.54 # Excluding special charges and non-recurring income. A reconciliation of Brook’s GAAP to non-GAAP is included as an appendix to this presentation. 6

7 Growth to $120 million Annualized Adjusted EBITDA Run Rate Q3FY09 Q4 FY09 Q1FY10 Q2FY10 Q3FY10 Q4FY10 Revenues 43.9 64.1 106.2 148.4 156.8 181.6 Adj EBITDA -17.2 -8.7 5.6 17.3 22.5 29.7 REVENUES ADJEBITDA

8 Cash Flow Components Adjusted EBITDA* $ 29.7 Restructuring cash flow (2.1) Net interest income 0.2 Pension plan funding (4.0) Working capital support of revenue growth (13.8) Cash flow from Continuing Operations 10.0 Capital expenditures (1.6) Currency and other 1.1 Net Change in Cash and Marketable Investments $ 9.5 * A reconciliation of Adjusted EBITDA to Brooks' Net Loss is included in the earnings release issued on November 10, 2010 $ millions

9 Critical Balance Sheet Accounts $ millions June 2010 September 2010 Comments on Sequential Trends Cash, cash equivalents and marketable securities 132.9 142.4 Accounts receivable, net 71.9 92.3 Late receipt from a major OEM Inventories, net 116.9 115.8 De-bottlenecking successes Accounts payable (70.5) (65.7) Peaking of activity levels reduces volume of purchases Pension plan liabilities (9.1) (5.9) Funding payment made during the quarter Working Capital at 15.2% of annualized quarterly sales

Return on Invested Capital Q3 FY10 Q4 FY10 Net Income 16.6 24.1 Less: Special charges and interest income (0.1) (0.0) Operating return 16.5 24.2 Shareholders Equity 358.1 389.4 Less: Cash and marketable securities (132.9) (142.4) Investment in operations 225.2 247.0 Return on Invested Capital 29.3% 39.2% 10

11 Critical Solutions Segment $ millions Q3FY10 Q4FY10 Comments on Sequential Trends Revenues $ 64.0 $ 75.0 17.1% sequential growth Gross Profit 25.6 30.4 Margins improve to 40.5% Operating Expenses 15.4 16.9 Higher performance based incentive and corporate expense Segment Operating Income $ 10.2 $ 13.5 18% operating margin

12 Systems Solutions Segment $ millions Q3FY10 Q4FY10 Comments on Sequential Trends Revenues $ 77.2 $ 89.8 16.3% sequential growth Gross Profit 16.8 20.6 22.9% gross margin Operating Expenses 9.2 10.7 Higher performance based incentive and corporate expense Segment Operating Income $ 7.6 $ 9.9 11% operating margin

13 Global Customer Operations $ millions Q3FY10 Q4FY10 Comments on Sequential Trends Revenues $ 15.6 $ 16.9 8.3% sequential growth Gross Profit 3.6 4.2 25.1% service & repair margins Operating Expenses 3.8 4.5 Higher corporate cost allocation Segment Operating Loss $(0.2) $(0.3) Includes costs of global customer support

14 Revenue and Earnings Guidance December Quarter Revenues $175 to $182 million Diluted Adjusted EPS $0.30 to $0.35.CY10 Revenues $662 to $669 million Diluted Adjusted EPS $1.10 to $1.15.

15 Beyond December Inputs for continued SCE spending strength balanced against current push-out behaviors Acceleration of innovation investments targeted at products that will make an impact in 2011 Even with some SCE market slowdown in 2011 our FY11 results will show considerable revenue and earnings advancement on FY10

16 4th Quarter Fiscal 2010 Financial Results Conference Call Wednesday, November 10, 2010 4:30 p.m. ET

17 Appendix

18 GAAP to Non-GAAP Reconciliation